SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[ ]    Definitive Additional Materials



[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter): Fidelity
      Summer Street Trust

            (Name of Person(s) Filing Proxy Statement): Arthur S.
            Loring

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid: $125.00



      (2)   Form, Schedule or Registration Statement No.: 811-2737



      (3)   Filing Party: Fidelity Summer Street Trust



      (4)   Date Filed: December 20, 1993


SPARTAN   (Registered trademark)     MONEY MARKET FUND
A FUND OF FIDELITY SUMMER STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of    Spartan Money Market Fund    :
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Money Market Fund (the fund), will be held at the office of Fidelity Summer Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on March 23, 1994, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.    To elect a Board of Trustees.

2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.

3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.

4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.

5. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies as the fund.

6. To adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with the same objective and investment policies.

7.    To approve an Agreement and Plan providing for the conversion of the
      fund into a        separate fund of a Delaware business trust.

8.    To approve an amended management contract for the fund.

9. To amend the fund's fundamental investment limitation concerning the issuance of senior securities.

10. To amend the fund's fundamental investment limitation concerning borrowing.

11. To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

12. To amend the fund's fundamental investment limitation concerning real estate.

13. To amend the fund's fundamental investment limitation concerning lending.


 The Board of Trustees has fixed the close of business on January 25, 1994 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
January 25, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE        ASK YOUR
COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN MONEY MARKET FUND
TO BE HELD MARCH 23, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Summer Street Trust (the trust) to be used at the Special Meeting of Shareholders
of Spartan Money Market Fund        (the fund) and at any adjournments
thereof (the Meeting), to be held March 23, 1994 at 9:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 25, 1994. Supplementary solicitations may be made by mail, telephone,
telegraph, or by personal interview by representatives of the trust.    In
addition, the 440 Financial Group of Worcester, Inc. may be paid hourly rates to solicit shareholders on behalf of the fund at an anticipated cost
of approximately $15,000.     The expenses in connection with preparing
this Proxy Statement and its enclosures and of all solicitations will be
borne by        Fidelity Management and Research Company        (FMR). FMR
will also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the fund's annual report for the fiscal year ended April 30, 1993 has been mailed or delivered to each shareholder entitled to vote at the meeting.
 Shares of each fund in the trust issued and outstanding as of    November
30    , 1993 are indicated    below    :
   SPARTAN MONEY MARKET FUND    4,345,761,491
   FIDELITY CAPITAL &AMP; INCOME FUND 273,435,773
   SPARTAN U.S. GOVERNMENT MONEY MARKET FUND 792,319,082
  To the knowledge of the trust, no shareholder owned of record or
beneficially more than 5% of the outstanding shares of    any of     the
fund   s     on that date. Shareholders of record at the close of business on January 25, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date. VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING    VOTING SECURITIES OF
EACH FUND OF THE TRUST     AND, IN THE CASE OF PROPOSALS 4 AND 5, A
MAJORITY OF OUTSTANDING SHARES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6 THROUGH 13 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES   "     OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF
1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Summer Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Cox, Mrs. Davis, and Mr. Mann, all nominees named below are currently Trustees of Fidelity Summer Street Trust and have served in that capacity continuously since originally elected or appointed. Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and
Administration Committee (see page        ) and were appointed to the Board
in May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the fund's distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                     Principal Occupation **                          Year of
 (Age)                                                                       Election or
                                                                             Appointmen
                                                                             t

*J. Gary Burkhead           Senior Vice President, is President              1986
82 Devonshire Street        of FMR; and President and a
Boston, MA                  Director of FMR Texas Inc. (1989),
 (52)                       Fidelity Management &
                            Research (U.K.) Inc. and Fidelity
                            Management & Research (Far
                            East) Inc.

Ralph F. Cox                President of Greenhill Petroleum                    __
200 Rivercrest Drive        Corporation (petroleum exploration
Forth Worth, TX             and production, 1990). Prior to his
 (61)                       retirement in March 1990, Mr. Cox
                            was President and Chief Operating
                            Officer of Union Pacific Resources
                            Company (exploration and
                            production). He is a Director of
                            Bonneville Pacific Corporation
                            (independent power, 1989) and
                            CH2M Hill Companies
                            (engineering). In addition, he
                            served on the Board of Directors of
                            the Norton Company (manufacturer
                            of industrial devices, 1983-1990)
                            and continues to serve on the Board
                            of Directors of the Texas State
                            Chamber of Commerce, and is a
                            member of advisory boards of
                            Texas A&M University and
                            the University of Texas at Austin.

Phyllis Burke Davis         Prior to her retirement in                       __
340 E. 6th Street #22C      September of 1991, Mrs. Davis was
New York, NY                the Senior Vice President of
 (62)                       Corporate Affairs of Avon
                            Products, Inc. She is currently a
                            Director of BellSouth Corporation
                            (telecommunications), Eaton
                            Corporation (manufacturing, 1991),
                            and the TJX Companies, Inc. (retail
                            stores, 1990), and previously
                            served as a Director of Hallmark
                            Cards, Inc. (1985-1991) and
                            Nabisco Brands, Inc. In addition,
                            she serves as a Director of the New
                            York City Chapter of the National
                            Multiple Sclerosis Society, and is a
                            member of the Advisory Council of
                            the International Executive
                            Services Corps. and the President's
                            Advisory Council of The
                            University of Vermont    School     of
                            Business Administration (1988).

Richard J. Flynn               F    inancial consultant. Prior to            1982
77 Fiske Hill               September 1986, Mr. Flynn was
Sturbridge, MA              Vice Chairman and a Director of
 (70)                       the Norton Company (manufacturer
                            of industrial devices). He is
                            currently a Director of Mechanics
                            Bank and a Trustee of College of
                            the Holy Cross and Old Sturbridge
                            Village, Inc.

*Edward C. Johnson 3d       President, is Chairman, Chief                    1968
82 Devonshire Street        Executive Officer and a Director of
Boston, MA                  FMR Corp.; a    D    irector and
 (63)                       Chairman of the Board and of the
                            Executive Committee of FMR;
                            Chairman   ,     and    a Director of FMR
                                   Texas Inc. (1989), Fidelity
                            Management & Research
                            (U.K.) Inc., and Fidelity
                            Management & Research (Far
                            East) Inc.

E. Bradley Jones            Prior to his retirement in 1984, Mr.             1990
   3881-2 Lander Road       Jones was Chairman and Chief
   Chagrin Falls, OH        Executive Officer of LTV Steel
 (67)                       Company. Prior to May 1990, he
                            was Director of National City
                            Corporation (a bank holding
                            company) and National City Bank
                            of Cleveland. He is a Director of
                            TRW Inc. (original equipment and
                            replacement products),
                            Cleveland-Cliffs Inc. (mining),
                            NACCO Industries, Inc. (mining
                            and marketing), Consolidated Rail
                            Corporation, Birmingham Steel
                            Corporation (1988), Hyster-Yale
                            Materials Handling, Inc. (1989),
                            and RPM, Inc. (manufacturer of
                            chemical products, 1990). In
                            addition, he serves as a Trustee of
                            First Union Real Estate
                            Investments   ,     Chairman of the
                            Board of Trustees and a member of
                            the Executive Committee of the
                            Cleveland Clinic Foundation, a
                            Trustee and a member of the
                            Executive Committee of University
                            School (Cleveland), and a Trustee
                            of Cleveland Clinic Florida.

Donald J. Kirk              Professor at Columbia University                 1987
680 Steamboat Road          Graduate School of Business and a
Apartment #1 - North        financial consultant. Prior to 1987,
Greenwich, CT               he was Chairman of the Financial
 (62)                       Accounting Standards Board. Mr.
                            Kirk is a Director of General Re
                            Corporation (reinsurance),    and
                               Valuation Research Corp.
                               (appraisals and valuations, 1993).
                               In addition he serves as Vice
                               Chairman of the Board of Directors
                               of     the National Arts Stabilization
                               Fund     and    Vice Chairman of the
                               Board of Trustees of     the Greenwich
                            Hospital Association (1989).

*Peter S. Lynch             Vice Chairman of FMR (1992).                     1990
82 Devonshire Street        Prior to his retirement on May 31,
Boston, MA                  1990, he was a Director of FMR
 (51)                       (1989) and Executive Vice
                            President of FMR (a position he
                            held until March 31, 1991); Vice
                            President of Fidelity Magellan
                               Fund     and FMR Growth Group
                            Leader; and a Managing Director
                            of FMR Corp. Mr. Lynch was also
                            Vice President of Fidelity
                            Investments Corporate Services
                            (1991-1992). He is a Director of
                            W.R. Grace & Co. (chemicals,
                            1989) and Morrison Knudsen
                            Corporation (engineering and
                            construction, 1988). In addition, he
                            serves as a Trustee of Boston
                            College, Massachusetts Eye &
                            Ear Infirmary, Historic Deerfield
                            (1989) and Society for the
                            Preservation of New England
                            Antiquities, and as an Overseer of
                            the Museum of Fine Arts of Boston
                            (1990).

Gerald C. McDonough         Chairman of G.M. Management                      1989
135 Aspenwood Drive         Group (strategic advisory services).
Cleveland, OH               Prior to his retirement in July 1988,
 (64)                       he was Chairman and Chief
                            Executive Officer of Leaseway
                            Transportation Corp. (physical
                            distribution services). Mr.
                            McDonough is a Director of
                            ACME-Cleveland Corp. (metal
                            working, telecommunications and
                            electronic products,
                            Brush-Wellman Inc. (metal
                            refining), York International Corp.
                            (air        conditioning and refrigeration,
                            1989),        Commercial Intertech Corp.
                            (water treatment equipment, 1992)   ,
                               and Associated Estates Realty
                               Corporation (a real estate
                               investment trust, 1993).

Edward H. Malone            Prior to his retirement in 1985, Mr.             1989
5601 Turtle Bay Drive       Malone was Chairman, General
#2104                       Electric Investment Corporation
Naples, FL                  and a Vice President of General
 (69)                       Electric Company. He is a Director
                            of Allegheny Power Systems, Inc.
                            (electric utility), General Re
                            Corporation (reinsurance), and
                            Mattel Inc. (toy manufacturer). He
                            is also a Trustee of Rensselaer
                            Polytechnic Institute and of
                            Corporate Property Investors and a
                            member of the Advisory Boards of
                            Butler Capital Corporation    Funds
                            and Warburg, Pincus Partnership
                               Fund    s.

Marvin L. Mann              Chairman of the Board, President,                __
55 Railroad Avenue          and Chief Executive Officer of
Greenwich,CT                Lexmark International, Inc. (office
 (61)                       machines, 1991). Prior to 1991, he
                            held the positions of Vice President
                            of International Business Machines
                            Corporation ("IBM") and President
                            and General Manager of various
                            IBM divisions and subsidiaries. Mr.
                            Mann is a Director of M.A. Hanna
                            Company (chemicals, 1993) and
                            Infomart (marketing services,
                            1991), a Trammell Crow Co. In
                            addition, he serves as the
                            Campaign Vice Chairman of the
                            Tri-State United Way (1993) and is
                            a member of the University of
                            Alabama President's Cabinet
                            (1990).



Nominee                  Principal Occupation **                  Year of
 (Age)                                                            Election or
                                                                  Appointmen
                                                                  t

Thomas R. Williams       President of The Wales Group, Inc.       1989
21st Floor               (management and financial
191 Peachtree Street,    advisory services). Prior to retiring
N.E.                     in 1987, Mr. Williams served as
Atlanta, GA              Chairman of the Board of First
 (65)                    Wachovia Corporation (bank
                         holding company) and Chairman
                         and Chief Executive Officer of The
                         First National Bank of Atlanta and
                         First Atlanta Corporation (bank
                         holding company). He is currently
                         a Director of BellSouth
                         Corporation (telecommunications),
                         ConAgra, Inc. (agricultural
                         products), Fisher Business Systems,
                         Inc. (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software), National
                         Life Insurance Company of
                         Vermont, American Software, Inc.
                         (1989), and AppleSouth   ,     Inc.
                         (restaurants, 1992).




_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    November     3   0    , 1993, the nominees and officers of the
trust owned, in the aggregate, less than    1    % of any of the funds'
outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and six non-interested Trustees, met eleven times during the twelve months ended April 30, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of
$   62,595     from the trust in their capacities as Trustees of the funds for the fiscal year ended April 30, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page
       ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, or FMR or its affiliates and normally
meets    four     times a year, or as required, prior to meetings of the
Board of Trustees. Currently, Messrs. Kirk (Chairman)        and
   Jones     are members of the Committee. This Committee oversees and
monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended April 30, 1993, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended April 30, 1993, the committee held two meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial
statements and, if requested,    an     audit    of     semiannual
financial statements; (2) assistance and consultation in connection with SEC filings; and (3) if requested, review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting) rather than on the number of shares owned for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Spartan Money Market Fund is a fund of Fidelity Summer Street Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are two other funds of the trust: Spartan U.S. Government Money Market Fund and Fidelity Capital &
Income Fund. Shareholders of each fund vote    separately     on matters
concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Summer Street Trust, voting rights may have become disproportionate since the net asset value
per share (NAV) of the separate funds    has     diverge   d     over time.
Recently, the SEC issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendments will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The trust's shareholders' voting power would be
commensurate with the value of the shareholders   '     dollar investment
rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount
invested in a fund with a higher NAV. The table    on page
   compares     the net asset value of each fund in the trust.
Fund                        Net Asset Value as of   $1,000 investment in
                            December 31, 1993       terms of shares on
                                                    December 31, 1993

Fidelity Capital &      $    9.94                   100.604
Income Fund

Spartan Money Market Fund   $ 1.00                   1,000   .000

Spartan U.S. Government     $ 1.00                   1,000   .000
Money Market Fund

 For example, Spartan Money Market    F    und shareholders would have
approximately    10 times     greater voting power than Fidelity Capital
& Income Fund shareholders because at current NAVs, a $1   ,    000
investment in    Spartan Money Market Fund     would equal    1,000.000
shares, whereas a $1   ,    000 investment in    Fidelity Capital &
Income Fund     would equal 100   .604     shares. Accordingly, a
one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders in other funds in the trust. If dollar-based voting had been in effect, each
shareholder would have had 1   ,    000 voting shares. Their voting power
would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share has an equal market price.
 Under the current Declaration of Trust and under the amended Declaration of Trust, when voting on matters that only affect their fund, shareholders would have the same relative voting rights as other shareholders in the
fund, since the NAV of all shares in a single fund    is     the same. On
trust-wide votes in the future, shareholders who own shares with a lower NAV than other funds in a trust would be giving other shareholders in the trust more voting "power" than they currently have.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows
(material to be added is    ((    underlined   ))     and material to be
deleted is [bracketed]):
"ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote ... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be
entitled to a proportionate fractional vote.]    ((    A Shareholder of
each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate
fractional vote.   ))    There shall be no cumulative voting in the
election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders."
 The above amendment will be made to Fidelity Summer Street Trust's Declaration of Trust. Proposal 7 on page presents to Spartan Money Market Fund shareholders for their approval, a proposal to convert the fund to a fund of Fidelity Hereford Street Trust, a Delaware business trust. If the conversion is approved, the fund will be a fund of Fidelity Hereford Street Trust, whose Trust Instrument provides for dollar-based voting.
 CONCLUSION. The Trustees believe the proposed amendment will benefit the fund by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the
proposed amendment to the Declaration of Trust.    If approved, the
amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. If the proposal is not approved, the Declaration of Trust's section entitled "Voting Powers" will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the
limitations    of     the 1940 Act. Section 16 of the 1940 Act states that
a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purpose of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed]. "ARTICLE IV
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act."
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of a trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for a fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 The above amendment will be made to Fidelity Summer Street Trust's Declaration of Trust. Proposal 7 on page presents to Spartan Money Market Fund shareholders for their approval, a proposal to convert the fund to a fund of Fidelity Hereford Street Trust, a Delaware business trust. If the conversion is approved, the fund will be a fund of Fidelity Hereford Street Trust, whose Trust Instrument does not require shareholder notification of Trustee appointments.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interest of the trust's shareholders. The Trustees recommend voting FOR the
proposed amendment.    If approved, the amendment will take effect
immediately after the shareholder meeting or after any adjournments
thereof.     If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE THE FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THE FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend Article V, Section 1 of the Declaration of Trust. If the proposal is approved, an amendment to the Declaration of Trust would be adopted that clarifies that the Trustees may
authorize the investment of all of    the     fund's assets in another
open-end investment company with the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently, the fund's policies do not allow for such
investments. Proposal 6    on page      seeks shareholder approval to adopt
a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure once
   the     fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offered checkwriting for individuals. This structure allows several funds with different features to combine their investments instead of managing them separately. The funds combine their investments by investing all of their assets in the same pooled fund which is organized as an open-end management investment company (mutual fund). The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the pooled structure.
 REASON FOR THE PROPOSAL. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize the fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal
6) and they determine that a Pooled Fund Structure is in the best interest
of    the     fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. Although the current Declaration of Trust does not contain any explicit prohibition against such activity, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as
follows: (material to be added is    ((    underlined   ))    )
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
    ((    (t)   ))        ((    Notwithstanding any other provision hereof,
to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in
exchange for an interest or interests in such investment company;"   ))
 The above amendment will be made to Fidelity Summer Street Trust's Declaration of Trust. Proposal 7 on page presents to Spartan Money Market Fund shareholders for their approval, a proposal to convert the fund to a fund of Fidelity Hereford Street Trust, a Delaware business trust. If the
conversion    is     approved,    the     fund will be a fund of Fidelity
Hereford Street Trust, whose Trust Instrument grants authority to the Trustees to adopt a Pooled Fund Structure.
 CONCLUSION.        The Trustees believe the proposed amendment will
benefit the fund by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by the fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the
proposed amendment to the Declaration of Trust.    If approved, the
amendment to the Declaration of Trust will take effect after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND PERMITTING IT TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH THE SAME OBJECTIVE AND INVESTMENT POLICIES.
 The Board of Trustees has approved, subject to a shareholder vote, the adoption of a new fundamental investment policy that would permit the fund to pool its assets with other Fidelity funds (Pooled Fund). If the proposal is approved, the fund will be authorized to invest all of its assets in a Pooled Fund that will invest in the same type of securities (and have an objective, and policies and limitations substantially the same as those of the fund) as the fund does currently. The purpose of pooling would be to achieve operational efficiencies.
 BACKGROUND. A number of mutual funds have developed structures under which several funds invest all of their assets in a single pooled investment. In order to implement a Pooled Fund Structure, both the Declaration of Trust
and the fund's policies must permit the structure. Proposal 5   ,     which
proposes to amend the Declaration of Trust, if approved, would allow the
Trustees to authorize the conversion to a    P    ooled    F    und
   S    tructure if permitted by the fund's policies. This proposal would add a fundamental policy to the fund permitting a Pooled Fund
   S    tructure.
 PURPOSE OF THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Pooled Fund, the Trustees believe it could be in the
best interest        of the fund to adopt such a structure at a future
date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interest of the fund and its shareholders. Approval of Proposal 5 is needed to provide the Trustees with explicit
authority to approve a Pooled Fund    S    tructure. If shareholders
approve this proposal, certain fundamental and non-fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include the fund's limitations on investing more than 5% of total assets in any one issuer or more than 25% of total assets in any one industry, and on acting as an underwriter.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund
   S    tructure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. Whenever the
fund is asked to vote at    a     shareholder meeting of the Pooled Fund,
the fund will hold a meeting of its shareholders if required by applicable laws or its policies. The fund will cast its votes at the Pooled
   F    und meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue normal operation. The Pooled
Fund would be managed by FMR or an affiliate, such as FMR Texas   ,     in
the case of a money market fund. The Trustees would retain the right to
withdraw the fund's investments fro   m        a     Pooled Fund at any
time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.
 At present   ,     the Trustees have not considered any specific proposal
to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Pooled Fund only if they determine that pooling is in
the best interest        of the fund and if, upon advice of counsel, they
determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs to shareholders.
 FMR is presently seeking federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when Pooled Fund operation occurs.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Pooled Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. After consideration of the relevant factors, the Board of Trustees recommends that the fund's shareholders vote to adopt a new fundamental policy that would permit the fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
7. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE CONVERSION OF THE FUND INTO A SEPARATE FUND OF A DELAWARE BUSINESS TRUST.
 The Trustees have approved an Agreement and Plan of Conversion and Termination (the Plan of Conversion) in the form attached to this Proxy Statement as Exhibit 1. The Plan of Conversion provides for a conversion (the Conversion) of Spartan Money Market Fund (the current fund) from a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the Massachusetts Trust), to a separate series of Fidelity Hereford Street Trust, a Delaware business trust (the Delaware Trust).
 The investment objective, policies, and limitations of the current fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Delaware Trust (the successor fund) will carry on the business of the current fund following the Conversion. The successor fund will have an investment objective, and policies and limitations identical to those of the current fund (except as
they may be modified pursuant to    a     vote of the shareholders as
proposed in this proxy statement). For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page .
 FMR, the current fund's investment manager, will be responsible for the investment management of the successor fund, subject to the supervision of the Trustees under a management contract substantially identical to the contract currently in effect between FMR and the current fund (the
   Present     Management Contract); similarly, FMR Texas Inc. (FMR Texas), the current fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the successor fund under a Sub-Advisory Agreement substantially identical to the agreement
currently in effect between FMR Texas and FMR (the    Present
Sub-Advisory Agreement). For a discussion of the    Present     Management
Contract and the    Present     Sub-Advisory Agreement see pages
through    34    .
 The fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the successor fund under a General Distribution Agreement substantially identical to the contract currently in effect
between FDC and the current    f    und. For a discussion of the terms of
that contract see "Contracts with Companies Affiliated with FMR" on page
       .
 It should be noted that the location and legal domicile of FMR, FMR Texas, and FDC will not be affected by this proposal.
 REASON FOR THE PROPOSED CONVERSION. The current fund is presently organized as a fund of a Massachusetts business trust with three series of
shares or    funds    . The Trustees unanimously recommend conversion of
the    current     fund to a separate series of a Delaware business trust
(i.e., into the successor fund) which will succeed to the business of the current fund. The Trustees have determined that Delaware law affords advantages to the operations of a mutual fund in addition to those available under Massachusetts law.
 Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, current fund shareholders are potentially liable for obligations of the current fund; although the risk of such liability is remote, the Trustees have determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Trust issue multiple series of shares, each series shall not be liable for the debts of any other series; another potential, although remote, risk in the case of a Massachusetts business trust.
 The Trustees believe that the Delaware business trust form will enable the Delaware Trust to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, authorizes electronic or telephonic communications between shareholders and the Delaware Trust. The Trustees hope to take advantage of this provision to improve shareholder voting procedures and reduce costs. It is anticipated that under Delaware law and
the Delaware Trust    I    nstrument, the Delaware Trust will be required
to have fewer shareholder meetings, potentially further reducing costs. Neither Massachusetts nor Delaware business trusts is required to hold annual shareholder meetings, affording significant cost savings. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to incorporate the Trust, to merge or consolidate with another entity, to cause each series to become a separate trust, and to change the Trust's domicile without shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment related operational issues. Of course, the investment objective of the current fund and its successor fund remains, like many of their investment limitations, fundamental, and may only be changed by shareholder vote. For proposed amendments to certain of the current fund's fundamental investment limitations, see Proposals 6, and 9 through 13.
 Delaware law also should reduce delays in making foreign tax withholding reclaims on behalf of the Delaware Trust. For example, Massachusetts business trusts have encountered significant administrative delays in obtaining reclaims of taxes withheld in the United Kingdom. The Trustees believe that, as Trustees of a Delaware business trust, they may encounter less difficulty in recovering taxes withheld by foreign countries and due to the successor fund.
 For a more detailed comparison of the Massachusetts Trust's current Massachusetts Declaration of Trust (the Declaration of Trust) and the proposed Delaware Trust Instrument, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page .
 The Trustees recommend that the current fund's Shareholders vote FOR the
approval of the Plan of Conversion described    below    . Such a vote
encompasses approval of the conversion of the current fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the current fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the
   current fund    , as sole shareholder of    the     Delaware Trust
series, to approve (i) a Management Contract for the successor fund between the Trust and FMR, (ii) a Sub-Advisory Agreement for the successor fund between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, currently in effect with the current fund.
 REQUIRED VOTE. The affirmative vote of the holders of a majority of the outstanding voting securities of the current fund entitled to vote at the Meeting is required for approval of the Plan of Conversion. If the Plan of Conversion is not approved, the current fund will continue to operate as a Massachusetts business trust.
 SUMMARY OF THE PLAN OF CONVERSION. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included
as Exhibit    1     to this Proxy Statement.
 To accomplish the Conversion, the Delaware Trust was formed as a Delaware business trust pursuant to a Trust Instrument dated November 18, 1993 (the Trust Instrument). On the closing date of the Conversion (Closing Date), the current fund will transfer all of its assets to the successor fund, a series of shares of the Delaware Trust established for the purpose of effecting the Conversion, in exchange for the assumption by the successor fund of all of the liabilities of the current fund and the issuance of shares of beneficial interest of the successor fund (Trust Series Shares) equal to the value (as determined by using the procedures set forth in the current fund's prospectus) on the date of the exchange of the current fund's net assets divided by $1.00, the anticipated per share net asset value of the successor fund. Immediately thereafter, the current fund will distribute the Delaware Trust Series Shares to the current fund shareholder pro rata, in proportion to the current fund shareholder's respective beneficial interest in the current fund (the fund Shares), in liquidation of such current fund Shares. Immediately after this distribution of the Delaware Trust Series Shares, the current fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, THE CURRENT FUND'S SHAREHOLDERS WILL BE THE
OWNER   S     OF FULL AND FRACTIONAL DELAWARE TRUST SERIES SHARES EQUAL IN
NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO    THEIR     CURRENT
FUND SHARES.
 The Plan of Conversion authorizes    the current fund     as the then sole
initial shareholder of the Delaware Trust Series to approve (i) the management contract with FMR for the successor fund (the New Management Contract), (ii) the Sub-Advisory Agreement between FMR and FMR Texas with respect to the successor fund (the New Sub-Advisory Agreement), and (iii) the Distribution and Service Plan (the New Plan) under Rule 12b-1 with
respect to the successor fund identical to the contract or Plan   ,     as
the case may be, currently in effect with the current fund.
 The Delaware Trust Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement and the New Plan will take effect on the Closing Date. The New Sub-Advisory Agreement, the New Management Contract, and the New Plan will continue in force until
May 31, 199   5    .    The New Management Contract and the New
Sub-Advisory Agreement     will continue in force thereafter from year to
year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Delaware Trust, FMR or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the successor fund. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreement, and the New Plan will be terminable without penalty on sixty days' written notice either by the Delaware Trust, FMR or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on June 17, 1994. However, the Conversion may become effective at another time and date if circumstances warrant.
 The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the current fund's shareholders, the Plan of Conversion may be terminated or amended at any time prior to the Conversion by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion or (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the
interests of    the     current fund's shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The    D    elaware
Trust's transfer agent will establish an account for the successor fund's
   s    hareholder   s     containing the appropriate number and
denominations of Delaware Trust Series Shares to be received by each shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the current fund's transfer agent for the current fund's shareholders. Current fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Delaware Trust Series Shares under the Plan of Conversion. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a fund shareholder with respect to current fund Shares.
 EXPENSES. The current fund and the successor fund shall each be
responsible for all of    their     respective expenses of the Conversion,
estimated at $   27,000     in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the current fund, which prohibit the current fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the current fund's ability to carry out the Conversion. By approving the Plan of Conversion, current fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE CONVERSION. The Massachusetts Trust and the Delaware Trust have received an opinion from their counsel, Kirkpatrick & Lockhart, that no gain or loss will be recognized for federal income tax purposes by the current fund, the Delaware Trust or the current fund's shareholders upon (1) the transfer of the current fund's assets in exchange solely for the Delaware Trust Series Shares and the assumption by the Delaware Trust on behalf of the successor fund of the current fund's liabilities or (2) the distribution of Delaware Trust Series Shares to the current fund's shareholders in liquidation of their current fund's shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Delaware Trust Series Shares to be received by the current fund's shareholders will be the same as that of his or her current fund Shares; and (b) the current fund's shareholder's holding period for his or her fund Shares will include the current fund's shareholder's holding period for the current fund's shareholder's current fund Shares, provided that said current fund shares were held as capital assets on the date of the exchange.
CERTAIN COMPARATIVE INFORMATION ABOUT THE MASSACHUSETTS TRUST
AND THE DELAWARE TRUST
 SUMMARY OF THE TRUST INSTRUMENT. The Delaware Trust has been established pursuant to the Trust Instrument under the laws of the State of Delaware. The investment objective, policies, and limitations of the successor fund will be the same as those of the current fund, including the revised policies and limitations, if approved, adopted by shareholders pursuant to
Proposals    6     and    9     through    13    . The Delaware Trust's
fiscal year will be the same as that of the Massachusetts Trust, although the Trustees may change the fiscal year at their discretion. Prior to the Conversion, the successor fund will not have any assets or liabilities. During the Conversion, the current fund will be the sole shareholder of the successor fund immediately prior to the distribution of Delaware Trust Series Shares to current fund shareholders.
 As a Delaware business trust, the Delaware Trust's operations will be governed by the Trust Instrument, the Bylaws and applicable Delaware law rather than by the Declaration of Trust and Massachusetts law. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and applicable state securities laws.
 TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Trust Instrument, the business of the Delaware Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the current fund. The Trustees of the Delaware Trust would be those persons who currently serve as Trustees of the Massachusetts Trust.
 The Trustees elected as a result of Proposal 1 for the Massachusetts Trust will serve as Trustees of the Delaware Trust.
 SERIES OR FUNDS OF SHARES OF THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST. The Delaware Trust's Trust Instrument permits the Trustees to create one or more series or funds of the Delaware Trust and, with respect to each series or fund, to issue an unlimited number of full or fractional shares of that series or fund or of one or more of that series' or fund's classes.
The Massachusetts Trust   's     Trustees have identical rights under the
Massachusetts Declaration of Trust. If    the     shareholders of Spartan
U.S. Government Money Market Fund approve a similar proposal to convert to a series of a Delaware business trust, the Delaware trust will have two series. Each share of a series of the Delaware Trust, like each share of a fund of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series or fund, none having priority or
preference over another.    While a    dditional series or classes thereof
may be added in the future   , none are currently contemplated.
 DELAWARE TRUST SHAREHOLDER AND MASSACHUSETTS TRUST SHAREHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, Delaware Trust shareholders are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act (the Delaware Act) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas, the location of the fund's sub-adviser. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series or fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, FMR believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.
 Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the Trustees. The Declaration of Trust also provides for indemnification out of series property. Thus, FMR believes the risk of Massachusetts Trust shareholder liability is also remote for shareholders of Massachusetts business trusts.
 VOTING RIGHTS OF MASSACHUSETTS TRUST AND DELAWARE TRUST SHAREHOLDERS. Neither the Massachusetts Trust nor the Delaware Trust holds annual meetings. The Declaration of Trust and Trust Instrument each, in substance, provide that a special meeting of shareholders may be called by the holders of 10% or more of the shares, and that 10 or more holders of $25,000 (who have been such for six months), or 1% of the shares, whichever is greater, may apply to the Trustees stating that they wish to communicate with shareholders in order to obtain the call by 10% of the outstanding shares, in which case the Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.
 The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the successor fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor fund; ratification of the selection by the Trustees of the independent accountants for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or which the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Massachusetts Trust has notified the SEC that the Delaware Trust will succeed to the shares registered by the Massachusetts Trust under the Securities Act of 1933 on behalf of the fund.
 The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or management contracts and with respect to such additional matters as may be required by law or the Trustees may consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders shall have the right to vote on any amendment affecting their right to vote, on any amendment required by law or the Trust's registration statement, or on any matter submitted to shareholders by the Trustees. The Massachusetts Declaration of Trust, on the other hand, generally gives shareholders exclusive power to amend the Declaration of Trust in addition to the voting rights granted by the Trust Instrument. The Trust Instrument provides that one-third of the shares shall constitute a quorum; the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting. The Massachusetts Declaration of Trust and the Delaware Trust Instrument calculate voting rights differently. The Massachusetts Declaration of Trust provides that each share of a fund in a Trust is entitled to one vote. Proposal 3 on page is presenting to shareholders, a proposal to amend the voting rights of the Massachusetts Trust. The amendment if approved, would provide for voting rights to be calculated based on a shareholder's total dollar interest in a fund rather than on the number of shares owned. This is the method by which shareholders' voting rights are calculated in the Delaware Trust Instrument. If Proposal 3 and this Proposal to convert the fund to a fund of a Delaware Trust are passed by shareholders, the Massachusetts Trust and the Delaware Trust will calculate voting rights in the same manner.
 LIABILITY OF TRUSTEES. The Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee shall not be liable for any act as a Trustee; but nothing in the Trust Instrument protects a Trustee against any liability to the Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Declaration of Trust provides that its Trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard as those described above.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees has approved and recommends that shareholders of
   the        f    und approve   ,     a proposal to amend the management
contract between the fund and FMR. The proposal would modify the management fee that FMR receives from the fund to eliminate the portion of the fee which varies based on the fund's gross income. The fee currently ranges
from 0.30%-0.60% (30-60 basis points)    of the fund's average net assets
    depending on gross yield levels, and as of    December     1993 was
   0    .30%. FMR proposes to replace this variable fee with a fixed flat
fee of 0.45%, the midpoint of the current fee range.    The proposal would
also change certain terms of the contract relating to portfolio transactions.
PROPOSED AMENDMENTS TO THE MANAGEMENT CONTRACT. A copy of the proposed management contract, marked to indicate the proposed amendment, is supplied
as Exhibit    2     on page        . Except for amendments to the
management fee    and to provisions regarding portfolio transactions,
it is substantially identical to the present management contract. If approved by shareholders, the proposed contract will take effect on April 1, 1994 ( or, if later, the first day of the month following approval) and will remain in effect through May 31, 1994 and thereafter subject to continuation by the fund's Board of Trustees. If the proposed contract is not approved, the present contract will continue in effect through May 31, 1994, and thereafter subject to continuation by the fund's Board of
Trustees   .
 As the fund's manager, FMR manages the fund's investments and business affairs and pays all of the fund's expenses with certain exceptions. (For details of the exceptions and the terms of the present contract, see
"   Present     Management Contract" on page        .)        The current
management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is determined by a fixed
formula which depends in part on the fund's yield.    Under the current
contract,     the fund pays FMR a monthly management fee at the annual rate
of    0.    30% of its average net assets, plus 6% of that portion of gross income (if any) that represents a gross yield in excess of 5%. The
   annual     maximum fee rate    for any month     is    0    .60% of the
fund's average net assets. FMR has voluntarily agreed to limit the fund's
total expenses to    0    .45% through December 31, 1995.
    The proposal would eliminate the component of the fee that varies based on the fund's yield and replace it with a fixed flat fee of 0.45%. Because the proposed management fee is a fixed rate regardless of fund yield levels, it would not expose the fund to expense increases or decreases as interest rates change. FMR believes a fixed management fee that does not vary based on the fund's yield is more consistent with the Spartan Approach of guaranteed low expenses. Under the proposal, therefore, FMR would give up the right to receive a fee of 45-60 basis points at some time in the future, in return for the right to earn 45 basis points in lower-yield conditions such as the current environment. Under the proposal, management fees would be increased compared to the current contract when the fund's gross yield is less than 7.5%, but would be reduced (to a level equal to the current guaranteed rate) when the fund's yield is over 7.5%. Although short-term interest rates have recently fallen significantly lower, a 7.5% yield level is approximately equal to the average yield of money market instruments over the past twenty years (7.44%, based on 90-day U.S. Treasury bills yields measured monthly).
 According to Lipper Analytical Services, Inc.   ,     an independent
service that monitors the mutual fund industry, the median management fee
for the fund's competitive category (Taxable Retail        Money Market
Fund   s    )   , which includes 228 funds,     was    0.50%     as of
April 30, 1993    . Thus the proposed fee (   0    .45%), which includes
payment by FMR of the total expenses for the fund, would remain
    below the competitive median total expense level for    T    axable
   Retail M    oney    M    arket    F    unds    (0.75%).
 Comparisons of Management Fees   . For December 1993, the fund's
annualized management fee rate would have been 0.45% under the proposed contract, compared to 0.30% under the current contract. The table on page 26 provides data concerning the fund's management fees in dollars and as a percent of average net assets for each fiscal year (ended April 30) since the fund's inception, and the effect on those figures if the proposed contract had been in effect. The fees below represent the total amount FMR was entitled to receive under the contracts, before reimbursement of fund expenses and voluntary waivers of its management fee.
                                 ($000 Omitted)



                                   1993                 1992                 1991                 1990                 1989*


Average Net Assets    ($)         $ 4,841,188         $ 5,957,520         $ 7,987,755         $ 4,876,742         $ 328,872



   Contractual Fees (Before Expense Reimbursement)


   Current Contract ($)            14,486           20,355           37,834           25,798           525

   Proposed Contract ($)           21,747           26,762           35,913           21,897           393



   Current Contract(%)            0.30%           0.34%           0.47%           0.53%           0.60%**

   Proposed Contract(%)           0.45%           0.45%           0.45%           0.45%           0.45%**


   * From January 23, 1989 (commencement of operations) to April 30,
1989.
   ** Annualized
    Because FMR voluntarily agreed to limit fund expenses over the periods shown, the net fees retained by FMR after expense reimbursements and voluntary fee waivers were lower than the total fees it was entitled to receive. The following table shows the net fees actually collected by FMR after expense reimbursements for each fiscal year.

                            1993              1992              1991              1990             1989*

   Net Fees ($000)          $ 14,486          $ 20,355          $ 22,391          $ 4,348          $ 2

   Net Fees (%)              0.30%             0.34%             0.28%             0.09%            0.00%**


   * From January 23, 1989 (commencement of operations) to April 30,
1989.
   ** Annualized
    Transactions With Broker-Dealers. The fund is currently permitted, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission (SEC), to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. While the fund typically purchases securities on a principal basis without commissions, the proposed contract expressly recognizes its authority to utilize broker-dealers.
    The fund may execute transactions with broker-dealers that provide research and execution services to the fund and other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of such research and execution services provided.
    The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, research provided by broker-dealers that have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
    Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions paid to other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage or research services provided, or to determine what portion of the compensation should be related to those services. For the fiscal years ended April 30, 1993, 1992, and 1991 the fund paid no brokerage commissions.
        Matters Considered by the Board. As with all mutual funds, the fund's management fee must be approved by the fund's Board of Trustees and by the Independent Trustees (those Trustees who are not affiliated with FMR and are not "interested persons" under the 1940 Act), who are responsible for protecting the interests of shareholders, and by the fund's shareholders themselves. The Board has considered and unanimously approved the proposed management contract, and recommends that shareholders vote in favor of the proposal.
    In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increasing complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Service Co. (FSC, the fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities and pro forma profitability data giving effect to the proposed change to the management fee structure; the effect of the proposed management fee structure change on the total expense ratio of the fund; whether income-based fees were consistent with guaranteed expense levels; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and the services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund. At a meeting on June 17,1993, the Board of Trustees determined that the compensation to be paid to FMR under the proposed contract is fair and reasonable.
 The Independent Trustees regularly review the fund's monthly and annual
performance materials   ,     which include: background information,
investment results relative to the current economic climate, performance charts, top fifteen holdings, portfolio diversification, and ranking in the competitive universe. The Trustees also reviewed the fund's one- and three-year total returns for the period ended April 30, 1993 compared to
the returns for all money market funds and for    other     selected
competitive funds, as reported and restated to include the impact of the proposed fee amendments.
    With regard to the section of the proposed contract describing the changes to portfolio transactions, the Board considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the funds.
    ACTION OF THE BOARD OF TRUSTEES AND RECOMMENDED SHAREHOLDER ACTION. After review and discussion, the Board of Trustees unanimously voted to approve the terms and conditions of the proposed contract and to recommend that the shareholders vote FOR the proposed contract.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 9 through 13 is to revise several of the fund's investment limitations to conform to limitations which are expected to become standard for all funds managed by FMR. The Board of Trustees has asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective, to adopt standard non-fundamental limitations and to propose to shareholders elimination of certain
fundamental    investment     limitations or adoption of standard
fundamental    investment     limitations. FMR believes that increased
standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the investment techniques employed by the fund at this time, it will contribute to the overall objective of standardization.
9. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 The fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Summer Street Trust may establish additional series of shares in accordance with its Declaration of Trust."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation governing
the issuance of senior securities   :
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The 1940 Act restricts a fund's ability to issue senior securities. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of a fund with respect to the fund's assets or earnings. It generally does not include temporary or emergency borrowings by a fund (which might occur to meet shareholder redemption requests) in accordance with federal law and a fund's investment limitations. Various investment techniques that obligate a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than normal) occasionally raise questions as to whether a "senior security" is created. The fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act.
 Although adoption of the amended senior securities limitation is not likely to have any impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. (See
"Adoption of Standardized Investment Limitations"    above.    ) If the
proposal is approved, the new fundamental senior securities investment limitation cannot be changed without a future vote of the fund's shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
10. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), and may engage in reverse repurchase agreements. The fund will not borrow money or enter into a reverse repurchase agreement if, as a result, its obligations under borrowings and reverse repurchase agreements would exceed 33 1/3% of the value of its total assets, less liabilities other than such obligations. Any obligations under borrowings and reverse repurchase agreements that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced promptly to the
extent necessary to comply with the    33 1/3    % limitation."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage is reverse repurchase agreements for any purpose; provided that
(i) and (ii) in combination do not exceed    33 1/3    % of the fund's
total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent
necessary to comply with the 33    1/    3% limitation.
 The primary purpose of the proposal is to revise the fund's fundamental
borrowing limitation   ,     to conform to a limitation that is expected to
become standard for all funds managed by FMR. Although adoption of the new borrowing limitation is not likely to have any impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 The proposed amended limitation, while not substantially different from
the current limitation   ,     would require the fund to reduce borrowings
that come to exceed 33 1/3% of total assets for any reason within three days excluding Sundays and holidays. Under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only by reason of a decline in net assets. Additionally, the proposed limitation
specifically defines three days    to exclude     Sundays and holidays   ,
while the fund's current limitation simply states "promptly    .   "
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon
shareholder approval, will become effective immediately.    If     the
proposal is not approved, the fund's current limitation will remain unchanged.
11. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of its assets in the financial services industry under normal conditions."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose
principal business activities are in the same industry   ,     except that
the fund will invest more than 25% of its total assets in the financial services industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for certain funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page    .    )        The proposed
amended limitation is not substantially different from the fund's current policy and is not likely to have any impact on the investment techniques employed by the fund. If the proposal is approved, the new fundamental concentration limitation cannot be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend that shareholders vote FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
12. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL
ESTATE.
 The fund's current fundamental investment limitation concerning real estate states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following fundamental investment
limitation governing purchases and sales of real estate   :
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to revise the fund's fundamental investment limitation on investments in real estate to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on        real estate is not expected
to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. The fund does not expect to acquire real estate. However, the proposed
   limitation     would clarify several points. The proposed limitation
eliminates the restriction that securities issued by companies or other entities that deal in real estate be marketable. The fund's investments in illiquid securities will be limited to 10% of its total assets under the existing non-fundamental limitation. The proposed amendment also clarifies that, in addition to being able to sell real estate if acquired as a result of ownership of securities, the fund would also be able to sell real estate if acquired as a result of ownership of other instruments. In addition, the limit clarifies that although the fund cannot simply buy or sell real estate, it would not be prevented from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not
approved, the fund's current    investment     limitation will remain
unchanged.
13. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
LENDING.
The current fundamental investment limitation concerning lending for the fund is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of the proposal is to revise the fund's fundamental lending limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. Although adoption of the new lending limitation is not likely to have a significant impact on the investment techniques employed by the fund, it will contribute to the overall objective of standardization. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 The proposed amended limitation also provides specific authority for the fund to acquire an entire issue of debt securities, whether privately or publicly offered. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks associated with liquidity and availability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. In addition, the proposed amendment eliminates the reference to "portfolio securities" for repurchase agreements.
CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current investment limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACT
Spartan Money Market Fund employs FMR to furnish investment advisory and
other services. Under its management contract    with the fund    , FMR
acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
  FMR is responsible for the payment of all expenses of the fund with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying, the fund and its shares for distribution under federal and state securities laws; expenses of typesetting for printing the Prospectus and Statement of Additional Information; custodian charges; audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through Fidelity Service Company (FSC).
 FMR is the fund's manager pursuant to a management contract dated December 1, 1988 which was approved by shareholders on October 18, 1989.
 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees who are not "interested persons" of the trust or of FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as
may arise, including costs of any litigation to which the fund        may
be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of .30% of its average net assets, plus 6% of that portion of gross income (if any) that represents a gross yield
in excess of 5%. The maximum fee rate is    an annual rate of     .60% of
the fund's average net assets for the month. FMR reduces its fee for the fund by an amount equal to the fees and expenses of the non-interested Trustees.
 FMR may, from time to time, voluntarily reimburse all or the portion of
   the     fund's operating expenses (exclu   ding     interest, taxes,
brokerage commissions, and extraordinary expenses).    FMR has voluntarily
agreed to limit the fund's total operating expenses to an annual rate of
0.45% of its average net assets through December 31, 1995.     The
tables    below     outline    further     expense limitations (as a
percentage of average net assets) from January 23, 1989 (commencement of
operations) to    the date of this proxy statement, and state both the
management fees and amount reimbursed for the fiscal years ended 1993, 1992, and 1991.
From                      To                      Expense Limitation

May 1, 1991                   --                  .37%

December 1, 1990          A   pril     30, 1991   .35%

October 1, 1990           November 30, 1990       .33%

September 1, 1990         September 30, 1990      .30%

August 1, 1990            August 31, 1990         .25%

July 2, 1990              July 31, 1990           .20%

June 1, 1990              July 1, 1990            .15%

August 2, 1989            May 30, 1990            .10%

   January 23, 1989          August 1, 1989          .00%



Fiscal Period Ended April    Management Fees   Amount of
30                           Before            Reimbursement
                             Reimbursement

1993                         $14,485,665        $ 0

1992                          20,354,929         0

1991                         37,834,401          15,443,017

 To defray shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 fee for checkwriting.
Shareholder transaction fees    and charges     collected for fiscal 1993,
1992, and 1991 are indicated in the table below.
Period Ended      Exchange    Account         Wire       Checkwriting

   April 30       Fees        Closeout Fees   Fees       Fees

1993              $ 388,002   $ 28,449        $ 33,420   $ 167,762

1992                554,142    34,053          54,785     270,140

1991               620,002     29,982          78,940     302,911

   SUB-ADVISER. With respect to the fund, FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund. Under the sub-advisory agreement, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For fiscal 1993, 1992, and 1991, FMR paid FMR Texas fees of $7,242,833, $10,177,465, and $18,917,201, respectively.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose net assets as of    December     31,
1993, were in excess of $2   3    0 billion. The Fidelity family of funds
currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and Subsidiaries as of December 31, 1992 are shown beginning on page . The unaudited Consolidated Statement of Financial Condition of Fidelity Management & Research Company and Subsidiaries for the period January 31, 1993 through September 30, 1993 are shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead,
John H. Costello,    John Todd,     Gary L. French, and Arthur S. Loring
are currently officers of the    trust     and officers or employees of FMR
or FMR Corp. With the exception of Mr.        Costello, all of these
persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity
organization.    Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C.
Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On November 30, 1993, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr. and Ms. Abigail Johnson owned approximately 34%, 3%, 3%, 11%, and 11%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of the Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately 32% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3% and 1% respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 44% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
    During the period May 1, 1992 through November 30, 1993, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. Mr. C. Bruce Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas Inc. (FMR Texas) is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments. Under a sub-advisory agreement with FMR Texas, FMR pays FMR Texas a fee equal to 50% of the management fee retained by FMR under its effective Management Contract with the fund. During the fiscal year ended April 30, 1993, the
fee paid by FMR to FMR Texas for the fund amounted to $   7,242,833    .
    The statement of Financial Condition of FMR Texas as of December 31, 1992 (audited) and for the period January 1, 1993 through September 30, 1993 (unaudited) are shown beginning on page . Funds for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit 3) on page 73.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the fund. Messrs. Johnson 3d and Burkhead are currently officers of the funds, officers or employees of FMR Texas, and stockholders of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, MA. The principal business address of FMR Texas is 400 East Las Colinas Boulevard, Irving, TX.
 In addition to serving as Chairman and a Director of FMR Texas, Mr. Edward
C. Johnson 3d is President and a Trustee of the trust and other funds advised by FMR. He is Chairman, Chief Executive Officer, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. Mr. Johnson 3d is also Chairman and Director of FMR U.K. Inc. and FMR Far East Inc.
 In addition to serving as President and a Director of FMR Texas, J. Gary Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR. He is also President of FMR (1986) and President and Director of FMR U.K. Inc. and FMR Far East Inc.
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR and of FMR Texas, as of December 31, 1992 (audited) and as of September 30, 1993
(unaudited) are shown on pages    42     through . To the knowledge of FMR
and of FMR Texas, there has been no material adverse change in either of their financial conditions from September 30, 1993 to the date of this proxy statement. Proxies will not be voted for approval of any of the proposals in this proxy statement unless (a) in the judgment of the Board of Trustees of the trust there have been no material changes in the financial conditions of FMR and of FMR Texas, between September 30, 1993 and December 31, 1993 and (b) the trust has received a certificate of the Chairman, President, or Senior Vice President of FMR and of FMR Texas, dated the day on which such proxies are to be voted, that, to his or her knowledge, since December 31, 1993, there has been no material adverse change in FMR's and FMR Texas' financial condition which has not been disclosed to shareholders in additional proxy solicitation material. PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on
behalf of the fund        by FMR    (either directly or through affiliated
sub-advisers)     pursuant to authority contained in    the     management
contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates
act as investment adviser.    Securities purchased and sold by the fund
generally will be traded on a net basis (i.e., without commission).     In
selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such
as clearance and settlement).    FMR maintains a listing of broker-dealers
who provide such services on a regular basis. However, as many transactions on behalf of the fund are placed with broker-dealers (including, broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services
were provided.     The selection of such broker-dealers is generally made
by FMR (to the extent possible consistent with execution considerations)
   based upon the quality of research and execution services provided    .
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such
   research     provided by broker-dealers who have executed transaction
orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI)   , a subsidiary of FMR Corp.,     if the commissions are fair,
reasonable, and comparable to commissions charged by non-affiliated,
qualified brokerage firms for similar services.    FMR may also use
research services provided by and place agency transactions on behalf of the fund with Fidelity Brokerage Services, Ltd. (FBSL), also a subsidiary of FMR Corp.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except in accordance with
regulations    of the Securities and Exchange Commission    . Pursuant to
such regulations, the Board of Trustees has approved a written agreement that permits FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 From time to time the Trustees will review whether the recapture for the
benefit of    the     fund of some portion of the brokerage commissions or
similar fees paid by    the     fund on portfolio transactions is legally
permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for the fund to seek such recapture.
 Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental
effect on the price or value of    the     security as far as the fund is
concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 FSC performs transfer agency, dividend disbursing, and shareholder
servicing functions for the fund   .        T    he costs of    these
services     are borne by FMR pursuant to its management contract with the
fund.    FSC also calculates the fund's net asset value per share and dividends and maintains the fund's general accounting records. The costs of these services are also borne by FMR pursuant to its management contract with the fund.
 The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National
Association of Securities Dealers, Inc. The    fund's     distribution
agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the fund's Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 5,960
Management fees receivable    67,506
Invested assets:
 Managed funds (market value $82,406)    79,248
 Other (fair value $24,066)    21,668
Property and equipment, net    70,275
Deferred income taxes    24,331
Prepaid expenses and other assets    9,042
  Total Assets   $ 278,030
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 12,761
Accounts payable and accrued expenses    27,330
Payable to parent company    121,923
Other liabilities    2,590
  Total Liabilities    164,604
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    36,590
Retained earnings    76,828
  Total Stockholder's Equity    113,426
  Total Liabilities and Stockholder's Equity   $ 278,030
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The Statement mandates the liability method for computing deferred income taxes. The Company is required to adopt the Statement in 1993. Upon adoption, the principles of the Statement may be applied retroactively or on a prospective basis. The effect on the Company's consolidated financial position of adopting the Statement is not expected to be material.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees. FUTURES CONTRACTS
The Company utilizes futures contracts to hedge a portion of its investments against changes in value. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. Realized and unrealized gains and losses arising from these contracts are deferred until the disposition of the underlying hedged assets.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1992, property and equipment, at cost, consists of (in thousands):
Furniture   $ 2,713
Equipment (principally computer related)    227,020
Leasehold improvements    7,149
      236,882
Less: Accumulated depreciation and amortization    166,607
     $ 70,275
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

D. COMMITMENTS
Aggregate rentals of office space and equipment under operating leases with non-cancellable terms in excess of one year at December 31, 1992 are as follows (in thousands):
Year
1993 $1,241
1994 1,391
1995 1,494
1996 1,251
1997  853
Thereafter 1,114
E. FUTURES CONTRACTS
The futures contracts involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Consolidated Statement of Financial Condition. Risks may be caused by the imperfect correlation between movements in the price of the contracts and the price of the underlying securities. Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of the counterparties to perform.
At December 31, 1992, the Company had outstanding futures sales contracts expiring in March 1993 with an aggregate face value of approximately $17,520,000. Current value of such contracts approximated $17,796,000 at December 31, 1992.
F. EVENTS SUBSEQUENT TO REPORT OF INDEPENDENT ACCOUNTANTS
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of December 31, 1992, this subsidiary had net worth, intercompany assets, and total assets of approximately $55,000,000, $43,000,000 and $63,000,000, respectively.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 117
Management fees receivable    94,523
Managed funds (market value $78,836)    69,808
Property and equipment, net    112,898
Deferred income taxes    15,389
Other investments    3,209
Prepaid expenses and other assets    5,741
Prepaid income taxes    177
  Total Assets   $ 301,862
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 10,946
Accounts payable and accrued expenses    83,481
Payable to parent company    116,832
Other liabilities    2,571
  Total Liabilities    213,830
Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    38,824
Retained earnings    49,200
  Total Stockholder's Equity    88,032
  Total Liabilities and Stockholder's Equity   $ 301,862
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other invested assets consist primarily of an investment in a limited partnership which is carried at cost. Certain restrictions exist with respect to the sale or transfer of this investment to third parties. For managed funds investments and other securities, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an invested asset has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp. Deferred income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consists of (in thousands):
Furniture   $ 1,853
Equipment (principally computer related)    276,647
Leasehold improvements    5,859
      284,359
Less: Accumulated depreciation and amortization    171,461
     $ 112,898
C. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
(CONTINUED)
________

D. TRANSFER OF SUBSIDIARY
On March 1, 1993, a significant subsidiary of the Company, Fidelity Investments Institutional Services Company, Inc. was transferred to the Company's parent. As of March 1, 1993, this subsidiary had net worth and total assets of approximately $53,000,000, and $70,000,000, respectively. FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of FMR Texas, Inc.
 (A Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of FMR Texas, Inc. as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of FMR Texas, Inc. as of December 31, 1992, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND
Boston, Massachusetts
January 29, 1993
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1992
________

ASSETS
Cash    $ 529
Investments (market value $1,120,493)    1,054,679
Property and equipment, net    1,666,938
Deferred income taxes    279,209
  Total Assets   $ 3,001,355
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to parent company   $ 1,530,710
Accounts payable and accrued expenses    140,054
  Total Liabilities    1,670,764
Stockholder's equity:
Common stock, $1 par value;
 authorized 100,000 shares;
 issued and outstanding 1,000 shares    1,000
Additional paid-in capital    1,009,585
Retained earnings    320,006
  Total Stockholder's Equity    1,330,591
  Total Liabilities and Stockholder's Equity   $ 3,001,355
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
FMR Texas, Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company was formed to provide, under a subadvisory agreement with its parent, investment management and advisory services.
The Company is a registered investment advisor and receives fees from its parent for the services provided.
Intercompany transactions with Fidelity Management & Research Company are settled during the normal course of business. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. INVESTMENTS
Investments, comprised of shares held in a mutual fund, are stated at the lower of cost or market. The fair value of investments is equal to the quoted market price.
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful life or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. Deferred federal income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No 109, "Accounting for Income Taxes" (the Statement). The Statement mandates the liability method for computing deferred income taxes. The Company is required to adopt the Statement in 1993. Upon adoption, the principles of the Statement may be applied retroactively or on a prospective basis. The effect on the Company's consolidated financial position of adopting the Statement is not expected to be material.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1992, property and equipment, at cost, consist of:
Furniture   $ 2,116
Equipment (principally computer related)    762,523
Leasehold improvements    1,496,654
      2,261,293
Less: Accumulated depreciation and amortization    594,355
     $ 1,666,938
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
SEPTEMBER 30, 1993
(UNAUDITED)
(IN THOUSANDS)
________

ASSETS
Cash    $ 529
Investments (market value $1,149,331)    1,142,138
Property and equipment, net    1,377,397
Receivable from parent company    768,386
Income taxes receivable    75,505
Deferred income taxes    95,931
  Total Assets   $ 3,459,886
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Accounts payable and accrued expenses   $ 2,257,041
  Total Liabilities    2,257,041
Stockholder's equity:
Common stock, $1 par value;
 authorized 100,000 shares;
 issued and outstanding
 1,000 shares    1,000
Additional paid-in capital    1,009,585
Retained earnings    192,260
  Total Stockholder's Equity    1,202,845
  Total Liabilities and Stockholder's Equity   $ 3,459,886
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
FMR Texas, Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company was formed to provide, under a subadvisory agreement with its parent, investment management and advisory services.
The Company is a registered investment advisor and receives fees from its parent for the services provided.
Intercompany transactions with Fidelity Management & Research Company are settled during the normal course of business. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. INVESTMENTS
Investments, comprised of shares held in a mutual fund, are stated at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful life or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized.
INCOME TAXES
The Company is included in the consolidated federal and state income tax returns of FMR Corp., the parent company of Fidelity Management & Research Company. Deferred federal income taxes are allocated to the Company by FMR Corp. as a direct charge (credit) and arise due to the differences in the timing of recognition of certain items of income and expense for tax and financial reporting purposes.
In 1993, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (the Statement). The principles of the Statement were applied retroactively, and did not have a material affect on the Company's consolidated financial position.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(UNAUDITED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At September 30, 1993, property and equipment, at cost, consist of:
Furniture   $ 2,962
Equipment (principally computer related)    779,905
Leasehold improvements    1,496,655
      2,279,522
Less: Accumulated depreciation and amortization    902,125
     $ 1,377,397

EXHIBIT 1
AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
 THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the Agreement) is
made    as of the 17th day of June 1993,     by and between Spartan Money
Market Fund (the Fund), a separate series of Fidelity Summer Street Trust
(the Massachusetts Trust)   ,     a business trust duly formed under the
laws of the Commonwealth of Massachusetts, and Fidelity Hereford Street Trust (the Trust), a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to effect the conversion of the Fund into a series of the Delaware business trust. The conversion will involve the transfer of all of the assets of the Fund solely in exchange for assumption by a series of the Trust of all liabilities of the Fund and issuance of shares of beneficial interest of a series of the Trust (the Trust Series Shares), followed by the constructive distribution, on the Closing Date hereinafter referred to, of such Trust Series Shares to the holders of shares of beneficial interest of the Fund (the Fund Shareholders) in liquidation and termination of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
 In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE TRUST; DISSOLUTION OF THE FUND
 1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer its assets as set forth in paragraph 1.2 to a separate series of the Trust (the Series) established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share issued to Fidelity Management & Research Company (FMR)) or commenced operations. The Trust, on behalf of the Series, agrees in exchange therefor (1) that the Series shall assume all of the Fund's liabilities, whether contingent or otherwise, then existing, and further (2) that the Trust shall deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of closing, as described in paragraph 3.1, on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.
 1.2. The assets of the Fund to be acquired by the Trust on behalf of the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.
 1.3. Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of the Fund or any officer duly authorized by them, on the Fund's behalf as the then sole shareholder of the Trust, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection with the special meeting of Fund Shareholders (Proxy Statement) in the same manner that Fund Shareholders so vote; (2) approve or disapprove (i) a Management Contract between the Trust and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act), between the Trust and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract ;(iv) the independent accounts who currently serve in that capacity for the Fund, and
(v) the adoption of revised fundamental policies described in Proposals nine through thirteen of the Proxy Statement.
 1.4. As provided in paragraph 3.3, on the Closing Date the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund (Fund Shares) to Fund Shareholders of record determined as of the close of business on the
Closing Date, in liquidation of such    F    und Shares. Such distribution
will be accomplished by the transfer of the Trust Series Shares then credited to the account of the Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of the Trust Series Shares due such Fund Shareholders. The Trust shall not issue certificates representing Trust Series Shares in connection with such distribution. Fractional Trust Series Shares shall be rounded to the third decimal place.
 1.5. Immediately after the distribution of the Trust Series Shares as set forth in Section 1.4, the Fund shall be terminated and liquidated and any such further actions shall be taken in connection therewith as required by applicable law.
 1.6. Ownership of Trust Series Shares will be shown on the books of Fidelity Service Co. (FSC) as the Trust's transfer agent.
 1.7. Any transfer taxes payable upon issuance of Trust Series Shares in a name other than the registered holder of the corresponding Fund Shares on the books of the Fund as of that time shall be paid by the person to whom such Trust Series Shares are to be distributed as a condition of such transfer.
 1.8. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and any later date on which the Fund may be terminated.
2. VALUATION
 2.1. The value of the Fund's net assets to be acquired by the Trust on behalf of the Series hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus on the Closing Date, using the valuation procedures set forth in the Fund's then current Prospectus or Statement of Additional Information.
 2.2. The number, value and denominations of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 2.3. All computations of value shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
3. CLOSING AND CLOSING DATE
 3.1. The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate such acts (Closing), shall occur at the principal office of the Trust on June 17, 1994 (Closing Date), or at such other place or later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and/or place as the parties may agree.
 3.2. In the event that, on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.
 3.3. The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified the Custodian, as Custodian for the Fund, of the Fund's conversion to a series of the Trust.
 3.4. FSC, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
4. REPRESENTATIONS AND WARRANTIES
 4.1. The Fund represents and warrants as follows:
  4.1.A. The Fund is a Massachusetts business trust or series thereof duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
  4.1.B. The Fund is duly registered as an open-end management investment company under the 1940 Act, or is a series of a registrant and such registration is in full force and effect;
  4.1.C. The Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the
Declaration of Trust dated    December 18, 1988     or the Fund's Bylaws
or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound;
  4.1.D. The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
  4.1.E. To the Fund's knowledge, no material litigation or administrative proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings, and the Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.1.F. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;
  4.1.G. All issued and outstanding Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable, except that under Massachusetts law, shareholders of a Massachusetts business trust may be held personally liable for the obligations of the trust;
  4.1.H. The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  4.1.I. All of the issued and outstanding Fund Shares will, at the time of the Closing, be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;
  4.1.J. On the Closing Date, the Fund will have good and marketable title to its assets to be transferred to the Series pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Trust will acquire good and marketable title thereto;
  4.1.K. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to approval of Fund Shareholders, and will not conflict with the Fund's Declaration of Trust, or Bylaws, if any, or any provision of any agreement to which the Fund is a party or by which it is bound, or to the knowledge of the Fund, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or by which it is bound;
  4.1.L. To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the conversion;
  4.1.M. The Fund shares are widely held and may be purchased and redeemed upon request;
  4.1.N. No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the conversion;
  4.1.O. Immediately following consummation of the conversion, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the conversion;
  4.1.P. Immediately following the consummation of the conversion, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the conversion. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the conversion will, in the aggregate, constitute less than 1% of the net assets of the Fund;
  4.1.Q. At the time of the conversion, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
  4.1.R. There is no intercompany indebtedness between the Trust on behalf of the Series and the Fund that was issued, acquired or that will be settled at a discount;
  4.1.S. The Fund's liabilities to be assumed by the Trust on behalf of the Series in the conversion were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
  4.1.T. The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the conversion;
  4.1.U. The fair market value of the Fund's assets to be transferred by the Fund to the Trust on behalf of the Series will equal or exceed the Fund's liabilities to be assumed by the Trust on behalf of the series plus the liabilities to which the transferred assets are subject;
  4.1.V. The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the Code);
  4.1.W. The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  4.1.X. To the Fund's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act) and the 1940 Act, and such as may be required under state securities laws;
  4.1.Y. The Statements of Assets and Liabilities and Operations, the Statement of Changes in Net Assets, Per Share Data and Ratios, and the Schedule of Investments of the Fund at April 30, 1993 (copies of which have been furnished to the Trust) have been audited by Coopers & Lybrand, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are presented in accordance with generally accepted accounting principles, and fairly present, in all material respects, the financial condition of the Fund as of such date, and there are no material known liabilities of the Fund at such date (contingent or otherwise) not disclosed therein;
  4.1.Z. Since A   pril 30    , 199   3     there has not been any material
adverse change in the Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust; and
  4.1.A.A. The Fund will be liquidated immediately after the conversion.
 4.2. The Trust represents and warrants as follows:
  4.2.A. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; that the Trust filed its Trust Certificate with the Secretary of State of Delaware;
  4.2.B. The Series is a duly established and designated Series of the Trust;
  4.2.C. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;
  4.2.D. To the Trust's knowledge, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust or any of its properties or assets, except as previously disclosed in writing to the Fund. The Trust knows of no facts that might form the basis for the institution of such proceedings, and the Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.2.E. The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
  4.2.F. Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series; Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
  4.2.G. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  4.2.H. The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
  4.2.I. The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be approximately equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
  4.2.J. The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the conversion except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
  4.2.K. The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the conversion other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
  4.2.L. Following the conversion, the Trust, on behalf of the Series, will continue the Fund's historic business;
  4.2.M. The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the conversion, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
  4.2.N. The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  4.2.O. The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date; and
  4.2.P. To the Trust's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
5. COVENANTS OF THE FUND AND THE TRUST
 5.1. The Fund covenants to call a meeting of Fund Shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 5.2. The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 5.3. The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 5.4. The Fund will, from time to time, as and when requested by the Trust, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Series, title to, and possession of, all the assets of the Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.5. The Fund will prepare a proxy statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Shareholder's Meeting to consider approval of this Agreement and the transactions contemplated herein.
 5.6. The Trust will, from time to time as and when requested by the Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Fund may deem necessary or desirable in order to vest in, and confirm to, the Fund, title to, and possession of, the Trust Series Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.7. Subject to the provisions of this Agreement, the Trust and the Fund each will take, or cause to be taken, all actions, and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND
 The obligations of the Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust of all the obligations to be performed by the Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 6.1. All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
 6.2. The Trust shall have delivered on the Closing Date to the Fund a certificate executed in the Trust's name by its duly authorized officer in form and substance satisfactory to the Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
 Each of the foregoing conditions precedent may be waived by the Fund.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust to consummate the transactions provided for herein shall be subject to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 7.1. All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
 7.2. The Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Fund as to the aggregate asset value of the Fund's portfolio securities as of the Closing Date; and
 7.3. The Fund shall have delivered to the Trust on the Closing Date a certificate executed in the Fund's name by its duly authorized officer, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.
Each of the foregoing conditions precedent may be waived by the Trust.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE TRUST The obligations of the Fund and the Trust are each subject to the further conditions that on or before the Closing Date:
 8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of Fund Shareholders in accordance with applicable law;
 8.2. On the Closing Date no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
 8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions; and
 8.4. The Trust shall have taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act immediately after the closing.
 8.5. The Fund and the Trust shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart satisfactory to the Fund and the Trust, substantially to the effect that for federal income tax purposes:
  8.5.A. No gain or loss will be recognized to the Fund upon the transfer of its assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities;
  8.5.B. No gain or loss will be recognized to the Series on the Trust's receipt of the Fund's assets in exchange for the Trust Series Shares and the assumption by the Series of the Fund's liabilities;
  8.5.C. The basis of the Fund's assets in the Series' hands will be the same as the basis of those assets in the Fund's hands immediately before the conversion;
  8.5.D. The Series' holding period for the assets transferred to the Trust by the Fund will include the holding period of those assets in the Fund's hands immediately before the conversion;
  8.5.E. No gain or loss will be recognized to the Fund on the distribution of the Trust Series Shares to the Fund Shareholders in constructive exchange for their Fund Shares;
  8.5.F. No gain or loss will be recognized to a Fund Shareholder as a result of the Fund's distribution of Trust Series Shares to that Fund Shareholder in constructive exchange for that Fund Shareholder's Fund Shares;
  8.5.G. The basis of the Trust Series Shares received by a Fund Shareholder will be the same as the adjusted basis of that Fund Shareholder's Fund Shares constructively surrendered in exchange therefor; and
  8.5.H. The holding period of the Trust Series Shares received by a Fund Shareholder will include the Fund Shareholder's holding period for the Fund Shareholder's Fund Shares constructively surrendered in exchange therefor, provided that said Fund Shares were held as capital assets on the date of the conversion.
 Each of the foregoing conditions precedent to the obligations of a party may be waived by that party.
9. BROKERAGE FEES AND EXPENSES
 9.1. The Trust and the Fund each represent and warrant to the other that there are no brokers or finders fees payable in connection with the transactions contemplated hereby.
 9.2. The Fund will assume expenses incurred by the Trust and by the Fund in connection with the entering into and carrying out of provisions of this Agreement, including, without limitation: (a) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the Trust Series Shares in each state in which the Fund Shareholders are resident as of the date of the mailing of the Proxy Statement to the Fund Shareholder; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; and (f) solicitation costs whether or not the transactions contemplated hereby are consummated.
10. ENTIRE AGREEMENT
 The Trust and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
11. TERMINATION
 11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Fund. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  11.1.A. Of a material breach by the other of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or
  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
  11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective trustees or officers, to the other party or its trustees or officers.
12. AMENDMENT
 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called by the Fund pursuant to paragraph 5.1, no such amendment may have the effect of changing the provisions for determining the number of Trust Series Shares to be paid to the Fund Shareholders under this Agreement to the detriment of the Fund Shareholders without their further approval.
13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
 13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
 13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
 13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
 13.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 13.5. The parties hereto recognize that each of the Fund and the Trust is a business trust and all parties agree that any claim arising hereunder or by reason hereof shall not be enforceable against the Trustees or shareholders of either the Fund or the Trust but only against the assets of the Fund and of the Series, respectively.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    FIDELITY SUMMER STREET TRUST:
    Spartan Money Market Fund

    [signature lines omitted]

    FIDELITY HEREFORD STREET TRUST:
    Spartan Money Market Fund


    [signature lines omitted]

    FMR hereby agrees, pursuant to its Management
    Contract with the Fund and with the Delaware Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 9.2 of this Agreement.

    FIDELITY MANAGEMENT & RESEARCH COMPANY

    [signature lines omitted]
EXHIBIT 2
FORM OF MANAGEMENT CONTRACT
The language to be added to the current contract is
   ((    underlined   ))     and material to be deleted is set forth in
[brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SUMMER    STREET     TRUST:
SPARTAN MONEY MARKET FUND
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 [AGREEMENT]    ((    MODIFICATION   ))     made this [1st]    ((    __
   ))     day of [December,]    ((    _______   ))     [1988]    ((    199
,   ))     by and between Fidelity Summer Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Spartan Money Market Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
    ((    Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser
hereby consent, pursuant to Paragraph    5     of the existing Management
Contract dated December 1, 1988, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of April 1, 1994 or the first day of the month
following approval.   ))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the
Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.
     ((    (d)   ))        ((    The Adviser, at its own expense, shall
place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the
benefits to the Portfolio.   ))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of [.30%] .45% of the average daily net assets of the Portfolio (computed in the
manner set forth in the Declaration of Trust        throughout the
month   . [,    plus 6% of that portion of gross income (if any) that
represents a gross yield in excess of 5% provided that the fee shall not exceed .60% of the average daily net assets of the Portfolio for the month. Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount on portfolio obligations, less amortization or premium on portfolio obligations computed in accordance with generally accepted accounting
practices.   )     Annualized yield shall be determined by dividing the
Portfolio's gross income for the month by the average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.
(Gross Income                   Days in Month)

(Average Daily Net Assets ($)   365 Days)

The fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are
not "interested persons" of the Fund or of the Adviser.   ]     In the case
of initiation or termination of this Contract during any month the fee for that month shall be reduced proportionately based on the number of business days during which it is in effect and the fee computed upon the average net
assets for the business days it is so in effect for that month]   .
 4. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 5. (a) Subject to prior termination as provided in sub-paragraph (d) of
this paragraph 5, this Contract shall continue in force until    ((    May
31   ))     [June 30] [1989]    ((    19   9  ))     and indefinitely
thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 6. The Adviser is hereby expressly put on notice of the limitation of
shareholder liability as set forth in the Fund   's     Declaration of
Trust        and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.
    ((    7.   ))        ((    This Agreement shall be governed by, and
construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions
thereof.   ))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
    [Signature Lines Omitted]
EXHIBIT 3
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.

SPM-PXS-194 CUSIP #316413103/FUND#454

 Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY SUMMER STREET TRUST: SPARTAN MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SUMMER STREET TRUST: SPARTAN MONEY MARKET FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St.,
Boston, MA 02109, on March 23, 1994 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the
Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                     cusip # 316413103/fund# 454

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------


1.  To elect the twelve nominees specified below as Trustees: J. Gary Burkhead, Ralph      FOR all nominees    WITHHOLD          1.

F. Cox, Phyllis Burke Davis, Richard J. Flynn, Edward C. Johnson 3d, E. Bradley Jones,    listed (except as   authority to vote

Donald J. Kirk, Peter S. Lynch, Gerald C. McDonough, Edward H. Malone, Marvin             marked to the       for all nominees

L.Mann and Thomas R. Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR          contrary below)

ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)

ON THE LINE BELOW.).





2.  To ratify the selection of Coopers & Lybrand as               FOR  AGAINST  ABSTAIN  2.
independent accountants of the trust.

3.  To amend the Declaration of Trust to provide dollar-based         FOR  AGAINST  ABSTAIN  3.
voting rights for shareholders of the trust.

4.  To amend the Declaration of Trust regarding shareholder           FOR  AGAINST  ABSTAIN  4.
notification of appointment of Trustees.

5.  To amend the Declaration of Trust to provide the fund with the    FOR  AGAINST  ABSTAIN  5.
ability to invest all of its assets in another open-end investment company with the same investment objective and policies as the fund.

6. To adopt a new fundamental investment policy for the fund          FOR  AGAINST  ABSTAIN  6.
permitting it to invest all of its assets in another open-end investment company with the same objective and investment
policies.

7.  To approve an Agreement and Plan providing for the conversion     FOR  AGAINST  ABSTAIN  7.
of the fund into a separate fund of a Delaware business trust.

8.  To approve an amended management contract for the fund.           FOR  AGAINST  ABSTAIN  8.

9.  To amend the fund's fundamental investment limitation             FOR  AGAINST  ABSTAIN  9.
concerning the issuance of senior securities.

10.  To amend the fund's fundamental investment limitation            FOR  AGAINST  ABSTAIN  10.
concerning borrowing.

11.  To amend the fund's fundamental investment limitation            FOR  AGAINST  ABSTAIN  11.
concerning the concentration of its investments in a single
industry.



12. To amend the fund's fundamental investment limitation    FOR  AGAINST  ABSTAIN  12.
concerning real estate.

13. To amend the fund's fundamental investment limitation    FOR  AGAINST  ABSTAIN  13.
concerning lending.



454
SPM-PXC-194
SPARTAN(Registered trademark) MONEY MARKET FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Spartan Money Market Fund shareholders will be held in March to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with the same investment objective and policies.
PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with the same objective and investment policies.
PROPOSAL 7 is to approve an Agreement and Plan providing for the conversion of the fund into a separate fund of a Delaware business trust. PROPOSAL 8 is to approve an amended management contract which would modify the management fee that FMR receives from the fund to eliminate the portion of the fee which varies based on the fund's gross income. The fund's management fee, which currently ranges from 0.30% to 0.60% of average net assets, would be replaced with a fixed flat fee rate of 0.45%.
The primary purpose of PROPOSALS 9 THROUGH 13 is to revise several of the fund's investment limitations in order to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objective of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.

                        SPM-PXL-194
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President